THE RBB FUND, INC.

Robeco Investment Funds

SAM Sustainable Global Active Fund

(INVESTMENT PORTFOLIOS OF THE RBB FUND, INC.)

Supplement dated March 11, 2011 to the Institutional Class and Investor Class Prospectuses dated December 31, 2010

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

At a meeting of the Board of Directors of The RBB Fund, Inc. (the “Board”) held on February 17, 2011, the Board unanimously voted to approve, subject to shareholder approval, an Agreement and Plan of Reorganization whereby the Institutional and Investor classes of the SAM Sustainable Global Active Fund (the “Fund”) would be reorganized into the Institutional class of a newly created series of Frontegra Funds, Inc. (the “New Fund”).  The New Fund will have virtually identical investment objectives and strategies to the Fund, but it will be offered and managed through the Frontegra organization.  Sustainable Asset Management USA, Inc., the Fund’s current adviser, would serve as the New Fund’s subadviser with responsibility for the day-to-day portfolio management and Frontegra Asset Management, Inc. would act as the New Fund’s adviser. It is expected that the reorganization will be treated as a tax-free reorganization for federal income tax purposes.  Shareholders of the Fund should consult their own tax advisers regarding possible tax consequences of the reorganization, including possible state and local tax consequences.

A Special Meeting of Shareholders of the Fund will be held, at which shareholders of the Fund will be asked to consider and approve the Agreement and Plan of Reorganization.  Shareholders of record of the Fund as of the record date will be entitled to vote and should expect to receive a prospectus/proxy statement providing more information about the New Fund the proposed reorganization.  If approved by shareholders at the Special Meeting, the reorganization is expected to occur before June 30, 2011.

Please retain this Supplement for future reference.